Supplement to the
Fidelity® Sustainable U.S. Equity ETF and Fidelity® Women's Leadership ETF
November 29, 2022
Prospectus

Michael Robertson no longer serves as a co-manager of Fidelity® Women's Leadership ETF.

The following information replaces similar information for Fidelity® Women's Leadership ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

The fund is jointly and primarily managed by the team of Nicole Connolly (co-manager) and Kenyon Hunt (co-manager). Ms. Connolly has managed the fund since June 2021. Mr. Hunt has managed the fund since January 2023.

Ms. Connolly develops the investment strategy for the fund and is not responsible for the operational implementation of the strategy. Mr. Hunt is responsible for the operational implementation of the strategy.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Fidelity® Sustainable U.S. Equity ETF is managed jointly and primarily by the team of Nicole Connolly (co-manager) and Michael Robertson (co-manager) each of whom has managed the fund since June 2021.

Fidelity® Women’s Leadership ETF is managed jointly and primarily by the team of Nicole Connolly (co-manager) and Kenyon Hunt (co-manager). Ms. Connolly has managed the fund since June 2021. Mr. Hunt has managed the fund since January 2023.

Ms. Connolly develops the investment strategy for Fidelity® Women's Leadership ETF. Ms. Connolly develops the investment strategy for Fidelity® Sustainable U.S. Equity ETF in conjunction with Mr. Robertson. Ms. Connolly is not responsible for the operational implementation of each fund's strategy. She also manages other funds. Since joining Fidelity Investments in 2000, Ms. Connolly has worked as an analyst, managing director of research, Chief Investment Officer of ESG Investing, and portfolio manager.

In addition to his role in developing the investment strategy for Fidelity® Sustainable U.S. Equity ETF, Mr. Robertson is responsible for the operational implementation of the fund’s investment strategy. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Robertson has worked as a quantitative analyst, Head of Systematic ESG Research, and portfolio manager.

Mr. Hunt is responsible for the operational implementation of the Fidelity Women’s Leadership ETF. Since joining Fidelity Investments in 2020, Mr. Hunt has worked as a quantitative research specialist. Prior to joining Fidelity, Mr. Hunt worked at FactSet as a consultant and consulting manager. He has been in the financial industry since 2016.

AEE-23-01 1.9904056.103	January 31, 2023